UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	09/12/2005

American Enterprise Life Insurance Company
(Exact name of registrant as specified in its charter)

MN	333-86297	94-2786905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

227 Ameriprise Financial Center		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	612-671-3452

227 AXP Financial Center, Minneapolis, MN 55474
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On September 12, Jeryl A. Millner resigned her position as Vice President - Finance of the Company. Her resignation is not due to any disagreements with the Board, auditors or officers of the Company.

On September 12, 2005, Brian J. McGrane, 34, was appointed Executive Vice President and Chief Financial Officer of the Company.

Mr. McGrane has served as Senior Vice President - Lead Financial Officer - Asset Management, Insurance and Annuities of the Company’s parent, Ameriprise Financial, Inc. (“Ameriprise,” formerly American Express Financial Corporation) since August 2005.  He served as Vice President – Lead Financial Officer – Asset Management Businesses, Ameriprise from 2003-2005; Vice President – Lead Financial Officer - Institutional and Brokerage, Ameriprise from 2002-2003; Vice President – Lead Financial Officer – US Brokerage, Ameriprise from 2001-2002; Director, Financial Standards and Accounting Policy, Ameriprise from 1999-2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDS LIFE INSURANCE COMPANY
(REGISTRANT)

By	/s/ Gumer C. Alvero
Name:	Gumer C. Alvero
Title:	Director and President

DATE: September 12, 2005